DREYFUS MONEY MARKET INSTRUMENTS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Money Market Instruments, Inc. for the six-month period ended June 30, 1997 as shown below:

                                                                                                    ANNUALIZED
                                                                   ANNUALIZED YIELD             EFFECTIVE YIELD*
                                                                 ___________________           ___________________
           Money Market Series....................                      4.61%                         4.71%
           Government Securities Series...........                      4.52%                         4.61%

ECONOMIC REVIEW
    Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
    Real Gross Domestic Product grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerated to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising:
real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
    Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
    Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.
THE MONEY MARKET
    The money market began the current calendar year in a reasonably steady mode with fluctuations within a narrow band. As the year advanced, however, the market became increasingly concerned that the Fed would raise interest rates. Late in December, 1996, Fed Chairman Alan Greenspan made his highly publicized remark about "irrational exuberance" in the equity markets. Early in 1997, other central bank officials spoke on the same theme. So it was no great surprise to the markets when the Fed, in late March, actually raised the short-term interbank rate by one quarter of a point. This was done as a moderate dose of preventive medicine against possible future inflation.

    By late spring and early summer, however, signs of a slowdown in the economy caused interest rates to simmer down. To be sure, there was the usual nervousness before each subsequent scheduled meeting of the rate-setting Federal Open Market Committee. Yet the general trend of rates most recently has been to fluctuate moderately while working down to somewhat lower levels. PORTFOLIO STRATEGY
    In this environment, we have maintained average maturities generally in line with the averages for the money market fund industry to attempt to assure our investors competitive yields. To date, this has been a successful strategy.
    You may be assured that we will, as always, adapt portfolio strategy to the prevailing market conditions in order to bring you satisfactory yields on your cash reserves.
    Once again, we would like to express our appreciation for your confidence in Dreyfus Money Market Instruments, Inc.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
July 17, 1997
New York, N.Y.

*Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.


DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
STATEMENT OF INVESTMENTS                                                                              JUNE 30, 1997 (UNAUDITED)
                                                                                                   Principal
Negotiable Bank Certificates of Deposit_25.1%                                                        Amount          Value
                                                                                                    __________     __________
ABN-AMRO Bank N.V. (Yankee)
  5.56%, 12/23/97...........................................................                    $    6,000,000  $  6,000,976
Bank of Tokyo-Mitsubishi (Yankee)
  6%, 10/3/97...............................................................                         6,000,000      6,000,000
Fuji Bank Ltd. (Yankee)
  5.73%-5.87%, 7/2/97-10/1/97...............................................                         6,000,000      6,000,000
Sanwa Bank Ltd. (London)
  5.86%, 12/18/97...........................................................                         6,000,000      6,000,275
Sumitomo Bank Ltd. (Yankee)
  5.76%, 9/2/97.............................................................                         4,000,000      4,000,000
SwedBank (Yankee)
  5.63%, 7/28/97............................................................                         6,000,000      6,000,000
                                                                                                                _____________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $34,001,251)........................................................                                    $  34,001,251
                                                                                                               ==============
Bankers' Acceptance_2.2%
Dai-Ichi Kangyo Bank Ltd. (Yankee)
  5.89%, 10/28/97
  (cost $2,943,078).........................................................                    $    3,000,000    $ 2,943,078
                                                                                                               ==============
Commercial Paper_27.9%
Chrysler Financial Corp.
  5.62%, 7/24/97............................................................                    $    6,000,000    $ 5,978,572
Den Danske Corp.
  5.77%, 8/20/97............................................................                         4,000,000      3,968,722
General Motors Acceptance Corp.
  5.47%, 8/13/97............................................................                         5,000,000      4,968,228
Lehman Brothers Holdings Inc.
  5.81%, 9/8/97.............................................................                         6,000,000      5,934,105
Salomon Inc.
  5.78%-5.86%, 8/4/97-9/18/97...............................................                         6,000,000      5,960,777
Sanwa Business Credit Corp.
  5.75%, 7/31/97............................................................                         6,000,000      5,971,400
UBS Finance (DE) Inc.
  6.05%, 7/1/97.............................................................                         5,000,000      5,000,000
                                                                                                                _____________
TOTAL COMMERCIAL PAPER
  (cost $37,781,804)........................................................                                    $  37,781,804
                                                                                                               ==============

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                  Principal
Corporate Notes_10.0%                                                                              Amount           Value
                                                                                                    __________     __________
Bear Stearns Companies Inc.
  5.68%, 12/8/97 (a)........................................................                    $    2,500,000    $ 2,502,166
PNC Bank N.A.
  5.43%, 2/18/98 (a)........................................................                         5,000,000      4,998,156
PHH Corp.
  5.68%, 6/24/98............................................................                         6,000,000      6,000,000
                                                                                                                _____________
TOTAL CORPORATE NOTES
  (cost $13,500,322)........................................................                                    $  13,500,322
                                                                                                                =============
Promissary Notes_4.4%
Goldman Sachs Group L.P.
  5.81%, 7/7/97
  (cost $6,000,000).........................................................                    $    6,000,000  $   6,000,000
                                                                                                                =============
Short-Term Bank Notes_4.4%
Abbey National PLC
  5.60%, 11/21/97
  (cost $5,996,116)....................................................                         $    6,000,000  $   5,996,116
                                                                                                                =============
U.S. Government Agencies_14.7%
Federal Farm Credit Bank
  Floating Rate Notes
  5.58%-5.67%, 7/25/97-10/23/98 (a).........................................                     $  15,000,000  $  14,996,168
Federal National Mortgage Association
  Floating Rate Notes
  5.61%, 11/21/97 (a).......................................................                         5,000,000      4,999,052
                                                                                                                _____________
TOTAL U.S. GOVERNMENT AGENCIES
  (cost $19,995,220)........................................................                                    $  19,995,220
                                                                                                                =============
Time Deposits_7.8%
Berliner Handels-und Frankforter Bank (Grand Cayman)
  6.24%, 7/1/97.............................................................                    $    5,606,000   $  5,606,000
First Union National Bank (Nassau)
  6%, 7/1/97................................................................                         5,000,000      5,000,000
                                                                                                                _____________
TOTAL TIME DEPOSITS
  (cost $10,606,000)........................................................                                    $  10,606,000
                                                                                                                =============

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                    Principal
Repurchase Agreements_7.4%                                                                           Amount          Value
                                                                                                    __________     __________
SBC Capital Corp.
  5.94%, dated 6/30/97, due 7/1/97 in the amount of
  $10,001,650 (fully collateralized by a $10,200,000
  U.S. Treasury Note 5.375%, due 5/31/98, value
  $10,204,999)
  (cost $10,000,000)..............................................                               $  10,000,000  $  10,000,000
                                                                                                                =============
TOTAL INVESTMENTS (cost $140,823,791).............................  103.9%                                       $140,823,791
                                                                   =======                                      =============
LIABILITIES, LESS  CASH AND RECEIVABLES...........................   (3.9%)                                     $  (5,340,354)
                                                                   =======                                      =============
NET ASSETS........................................................  100.0%                                       $135,483,437
                                                                   =======                                      =============
Notes to Statement of Investments:
    (a) Variable interest rates are subject to change periodically.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES
STATEMENT OF INVESTMENTS                                                                            JUNE 30, 1997 (UNAUDITED)

                                                                            Annualized
                                                                             Yield on
                                                                             Date of             Principal
U.S. Treasury Bills_35.0%                                                    Purchase             Amount              Value
                                                                            _________         _____________         __________
    7/24/97....................................................              5.59%           $  20,000,000        $  19,932,278
    8/21/97....................................................              5.17              135,000,000          134,023,669
                                                                                                                   _____________
TOTAL U.S. TREASURY BILLS
    (cost $153,955,947)........................................                                                    $153,955,947
                                                                                                                  ==============
U.S. Treasury Notes_21.2%
    5.875%, 7/31/97............................................              5.20%           $  25,000,000        $  25,008,671
    7.875%, 1/15/98............................................              5.52               42,000,000           42,500,689
    8.25%, 7/15/98.............................................              5.40               25,000,000           25,616,235
                                                                                                                   _____________
TOTAL U.S. TREASURY NOTES
    (cost $93,125,595).........................................                                                   $  93,125,595
                                                                                                                  ==============
Repurchase Agreements_43.5%
Barclays De Zoette Wedd Securities, Inc.
    dated 6/30/97, due 7/1/97 in the amount of $2,750,413
    (fully collateralized by $2,718,000 U.S. Treasury
    Notes, 8.75%, due 10/15/97, value $2,791,167)..............              5.40%          $    2,750,000         $  2,750,000
Bear, Stearns & Co. Inc
    dated 6/30/97, due 7/1/97 in the amount of $50,007,986
    (fully collateralized by $52,518,000 U.S. Treasury
    Bills, due from 6/25/97 to 10/09/97, value $51,004,759)....              5.75               50,000,000           50,000,000
CIBC Woody Gundy Security Corp.
    dated 6/30/97, due 7/1/97 in the amount of $50,008,264
    (fully collateralized by $50,681,000 U.S. Treasury
    Notes, 5.25%, due 12/31/97, value $50,593,323).............              5.95               50,000,000           50,000,000
Lanston (Aubrey G.) & Co., Inc.
    dated 6/30/97, due 7/1/97 in the amount of $40,006,555
    (fully collateralized by $40,060,600 U.S. Treasury
    Notes, 6.125%, due 05/15/98, value $40,466,859)............              5.90               40,000,000           40,000,000
Nikko Securities Co. International, Inc.
    dated 6/30/97, due 7/1/97 in the amount of $43,007,107
    (fully collateralized by $43,251,000 U.S. Treasury
    Notes, 6%, due 11/30/97, value $43,523,669)................              5.95               43,000,000           43,000,000
SBC Capital Markets
    dated 6/30/97, due 7/1/97 in the amount of $5,000,764
    (fully collateralized by $5,019,000 U.S. Treasury
    Notes, 5%, due 1/31/98, value $5,101,027)..................              5.50                5,000,000            5,000,000
                                                                                                                   _____________
TOTAL REPURCHASE AGREEMENTS
    (cost $190,750,000)........................................                                                    $190,750,000
                                                                                                                  ==============
TOTAL INVESTMENTS (cost $437,831,542)..............              99.7%                                             $437,831,542
                                                                 =====                                            ==============
CASH AND RECEIVABLES (NET).........................                .3%                                              $ 1,479,069
                                                                 =====                                            ==============
NET ASSETS.........................................            100.0%                                              $439,310,611
                                                               ======                                             ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                Money             Government
                                                                                                Market           Securities
                                                                                                Series             Series
                                                                                             ____________       ____________
ASSETS:                          Investments in securities, at value (including repurchase
                                 agreements of $10,000,000 for the Money Market Series
                                 and $190,750,000 for the Government Securities Series)
                                 _Note 2(b)                                                 $140,823,791       $437,831,542
                                 Cash.......................................                     870,456          3,870,850
                                 Interest receivable........................                     856,966          3,106,002
                                 Prepaid expenses...........................                      36,018             38,967
                                                                                             ____________       ____________
                                                                                             142,587,231        444,847,361
                                                                                             ____________       ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                    77,889            304,440
                                 Payable for investment securities purchased                   7,000,000            ____
                                 Payable for shares of Common Stock redeemed                      ____            5,078,999
                                 Accrued expenses and other liabilities.....                      25,905            153,311
                                                                                             ____________       ____________
                                                                                               7,103,794          5,536,750
                                                                                             ____________       ____________
NET ASSETS..................................................................                $135,483,437       $439,310,611
                                                                                           =============       =============
REPRESENTED BY:                  Paid-in capital............................                $135,505,684       $439,309,562
                                 Accumulated net realized gain (loss) on investments             (22,247)             1,049
                                                                                             ____________       ____________
NET ASSETS..................................................................                $135,483,437       $439,310,611
                                                                                           =============       =============
                                                NET ASSET VALUE PER SHARE
                                                _________________________

                                                                                             Money           Government
                                                                                             Market          Securities
                                                                                             Series            Series
                                                                                         ____________      ________________
Net Assets..................................................................                $135,483,437       $439,310,611
Shares Outstanding..........................................................                 135,489,185        439,309,562
NET ASSET VALUE PER SHARE...................................................                       $1.00              $1.00
                                                                                                   ___                 ___
                                                                                                   ___                 ___
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                                                                                             Money          Government
                                                                                             Market         Securities
                                                                                             Series           Series
                                                                                         _______________    ________________
INVESTMENT INCOME
INCOME                       Interest Income................................               $  3,594,645         $11,877,652
                                                                                         _______________    ________________
EXPENSES_Note 2(c):          Management fee_Note 3(a).......................               $     319,831       $  1,097,645
                             Shareholder servicing costs _Note 3(b).........                     259,011            652,033
                             Custodian fees.................................                      19,119             57,730
                             Registration fees..............................                      18,101             18,115
                             Directors' fees and expenses_Note 3(c).........                       8,806             29,378
                             Prospectus and shareholders' reports...........                       5,868             10,703
                             Professional fees..............................                       5,828             31,045
                             Miscellaneous..................................                       5,420             57,159
                                                                                         _______________    ________________
                                Total Expenses                                                   641,984          1,953,808
                                                                                         _______________    ________________
INVESTMENT INCOME_NET.......................................................                   2,952,661          9,923,844
NET REALIZED AND GAIN (LOSS) ON INVESTMENTS_Note 2(b).......................                      (3,867)             8,305
                                                                                         _______________    ________________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                $  2,948,794       $  9,932,149
                                                                                         ===============    =================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                            Money Market Series                  Government Securities Series
                                                     _________________________________        __________________________________

                                                      Six Months Ended      Year Ended        Six Months Ended      Year Ended
                                                       June 30, 1997       December 31,        June 30, 1997       December 31,
                                                        (Unaudited)           1996              (Unaudited)            1996
                                                     ________________     ______________      _______________      ____________
OPERATIONS:
  Investment income_net....................            $  2,952,661       $  6,377,549         $  9,923,844        $ 19,732,585
  Net realized gain (loss) on investments..                  (3,867)           (18,380)               8,305              (7,256)
                                                     ______________     ______________       ______________        _____________
    Net Increase (Decrease) in
      Net Assets Resulting from Operations.               2,948,794          6,359,169            9,932,149          19,725,329
                                                     ______________     ______________       ______________        _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net....................              (2,952,661)        (6,377,549)          (9,923,844)        (19,732,585)
  Net realized gain on investments.........                  ___                (1,686)               ___                (6,324)
                                                     ______________     ______________       ______________        _____________
    Total Dividends........................              (2,952,661)        (6,379,235)          (9,923,844)        (19,738,909)
                                                     ______________     ______________       ______________        _____________
CAPITAL STOCK TRANSACTIONS
  ($1.00 per share):
  Net proceeds from shares sold............             154,196,124        315,705,868          879,700,640       1,516,154,559
  Dividends reinvested.....................               2,152,185          4,720,481            6,406,974          13,459,323
  Cost of shares redeemed..................            (150,205,026)      (335,234,637)        (888,573,839)     (1,519,275,272)
                                                     ______________     ______________       ______________        _____________
    Increase (Decrease) in Net Assets from
      Capital Stock Transactions...........               6,143,283        (14,808,288)          (2,466,225)         10,338,610
                                                     ______________     ______________       ______________        _____________
      Total Increase (Decrease) in Net Assets             6,139,416        (14,828,354)          (2,457,920)         10,325,030
NET ASSETS:
  Beginning of Period................                   129,344,021        144,172,375          441,768,531         431,443,501
                                                     ______________     ______________       ______________        _____________
  End of Period......................               $   135,483,437    $   129,344,021      $   439,310,611     $   441,768,531
                                                    ===============    ================     ===============     ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                            Six Months Ended
                                              June 30, 1997                       Year Ended December 31,
                                                                   __________________________________________________________
PER SHARE DATA:                                (Unaudited)           1996         1995         1994         1993        1992
                                             _______________       _______      _______      _______      _______     _______
    Net asset value, beginning of period..       $  1.00          $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                                  _______          _______      _______      _______      _______     _______
    Investment Operations:
    Investment income_net.................          .023             .046         .053         .034         .026        .035
                                                  _______          _______      _______      _______      _______     _______
    Distributions:
    Dividends from investment income_net..         (.023)           (.046)       (.053)       (.034)       (.026)       (.035)
                                                  _______          _______      _______      _______      _______     _______
    Net asset value, end of period.......        $  1.00          $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                                  =======         ========     ========     ========     ========    ========
TOTAL INVESTMENT RETURN...............            4.66%*            4.73%        5.46%        3.42%        2.64%        3.51%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       1.00%*             .93%         .84%         .88%         .83%         .75%
    Ratio of net investment income
      to average net assets.............          4.62%*            4.63%        5.33%        3.35%        2.62%        3.48%
    Net Assets, end of period (000's Omitted)   $135,483         $129,344     $144,172     $170,548     $207,537     $242,326
*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                            Six Months Ended
                                              June 30, 1997                       Year Ended December 31,
                                                                   __________________________________________________________
PER SHARE DATA:                                (Unaudited)           1996         1995         1994         1993        1992
                                             _______________       _______      _______      _______      _______     _______
    Net asset value, beginning of period..       $  1.00          $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                  _______          _______      _______      _______      _______     _______
    Investment Operations:
    Investment income_net.................          .022             .045         .051         .033         .025         .034
                                                  _______          _______      _______      _______      _______     _______
    Distributions:
    Dividends from investment income-net..         (.022)           (.045)       (.051)       (.033)       (.025)       (.034)
                                                  _______          _______      _______      _______      _______     _______
    Net asset value, end of period.......        $  1.00          $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                  =======         ========     =======      ========    =========     ========
TOTAL INVESTMENT RETURN................           4.56%*            4.60%        5.18%        3.31%        2.48%        3.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         .89%*            .90%         .83%        .88%          .80%         .72%
    Ratio of net investment income
      to average net assets...............        4.52%*            4.50%        5.07%        3.24%        2.46%        3.39%
    Net Assets, end of period
       (000's Omitted)                          $439,311         $441,769     $431,444     $465,956      $520,708    $657,561
*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Money Market Instruments, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 5 billion shares of $.01 par value Common Stock for the Money Market Series and 10 billion shares of $.01 par value Common Stock for the Government Securities Series.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.
    (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributi ons of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Money Market Series has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2004.
    The Government Securities Series has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2004.
    At June 30, 1997, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.
    The Agreement provides that if in any full fiscal year the aggregate expenses of either series, exclusive of taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed 1% of the value of such series' average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess.
No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 1997.
    (B) Under the Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1997, the Money Market Series and the Government Securities Series were charged an aggregate of $220,058 and $483,210, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. With respect to the Money Market Series and the Government Securities Series, such compensation amounted to $53,785 and $117,552, respectively, during the period ended June 30, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS MONEY MARKET
INSTRUMENTS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                        008/060SA976
[Dreyfus logo]
Registration Mark

Money Market
Instruments, Inc.
Semi-Annual
Report
June 30, 1997